                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                FEBRUARY 26, 2001




                         GENZYME TRANSGENICS CORPORATION
             (Exact name of registrant as specified in its charter)



          MASSACHUSETTS              0-21794                     04-3186494
(State or other jurisdiction    (Commission File               (IRS Employer
       of incorporation)             Number)                Identification No.)




                  175 CROSSING BOULEVARD, 4TH FLOOR, SUITE 100
                         FRAMINGHAM MASSACHUSETTS 01702
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (508) 620-9700

                                   Page 1 of 9
                         Exhibit Index appears on page 9

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 26, 2001, TSI Corporation ("TSI"), a wholly owned subsidiary of Genzyme Transgenics Corporation ("GTC"), sold all of the capital stock of Primedica Corporation ("Primedica"), a wholly owned subsidiary of TSI, to Charles River Laboratories, Inc. ("Charles River"), pursuant to a Stock Purchase Agreement dated as of February 6, 2001 by and among Charles River, Primedica, TSI and GTC, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         In this transaction, TSI sold to Charles River all of the issued and outstanding capital stock of Primedica, consisting of 5,100 shares of common stock, $0.01 par value per share (the "Primedica Stock"). Primedica is a contract resource organization which conducts its CRO services through four laboratories: Primedica Worcester (Massachusetts), Primedica Redfield (Arkansas), Primedica Rockville (Maryland) and Primedica Argus (Pennyslvania).

         The purchase consideration paid to the Company consisted of (i) $26,000,000 in cash, (ii) 658,945 shares of common stock of Charles River (determined based on a $16,500,000 value), (iii) Charles River's assumption and agreement to pay or discharge approximately $9,400,000 of the obligations of Primedica and its affiliates and (iv) Charles River's assumption and agreement to perform certain obligations of Primedica and its affiliates. The consideration for the sale was determined by negotiation between GTC and Charles River and was based on the estimated fair market value of the assets transferred and liabilities assumed. Before the transaction, there had been no material relationship between GTC and Charles River or any of their respective affiliates, directors or officers or any associate of any director or officer of GTC or Charles River.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

         (b)      Pro Forma Financial Information

         The Unaudited Pro Forma Condensed Consolidated Financial Statements illustrate the effect of GTC's disposition of the Primedica Stock and liabilities (the "disposition") to Charles River on February 26, 2001. The Unaudited Condensed Consolidated Balance Sheet reflects the financial position of GTC after giving effect to the disposition as if it had occurred at January 3, 2000. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2000, January 2, 2000 and January 3, 1999 give retroactive effect to the disposition as if it had occurred on January 1, 1998.

         Unaudited Pro Forma Condensed Consolidated Financial Statements of GTC include the following:

            (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000;

            (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000;

            (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations the year ended January 2, 2000;

            (4) Unaudited Pro Forma Consolidated Statement of Operations for the ended January 3, 1999; and

            (5) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

GENZYME TRANSGENICS CORPORATION
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 2000
(in thousands)

                                                                                PRO FORMA ADJUSTMENT
                                                                  ----------------------------------------------
                                                                GENZYME        LESS:
                                                              TRANSGENICS    PRIMEDICA        SALE         PRO FORMA
                                                              CORPORATION  CORPORATION(1)  PROCEEDS(2)       TOTAL
                                                              -----------  --------------  -----------     ---------


ASSETS
Current assets:
   Cash and cash equivalents                                    $ 40,360   $    (664)      $  23,812       $ 64,836
   Marketable Securities                                          25,525          17          16,500         42,008
   Accounts receivable                                            13,259      11,494                          1,765
   Unbilled contract revenue                                      11,040      10,052                            988
   Net assets of discontinued operations held for sale                 0     (37,272)        (37,272)             0
   Other current assets                                            2,447       1,349                          1,098
                                                                --------   ---------       ---------       --------
         Total current assets                                     92,631     (15,024)          3,040        110,695
Net property, plant, and equipment                                38,474      24,633                         13,841
Costs in excess of net assets acquired, net                       16,116      16,116                              0
Other assets                                                      13,451         544                         12,907
                                                                --------   ---------       ---------       --------
                                                                $160,672   $  26,269       $   3,040       $137,443
                                                                ========   =========       =========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                             $  6,853   $   3,340       $               $  3,513
   Accrued expenses                                               10,881       6,367                          4,514
   Deferred contract revenue                                      11,643       7,121                          4,522
   Current portion of long-term debt and capital leases            9,310       2,593                          6,717
                                                                --------   ---------       ---------       --------
        Total current liabilities                                 38,687      19,421               0         19,266
   Long-term debt                                                  5,854       5,631                            223
   Deferred lease obligation                                         806         735                             71
                                                                --------   ---------       ---------       --------
       Total liabilities                                          45,347      25,787               0         19,560
Stockholders' equity (deficit)                                   115,325         482           3,040        117,883
                                                                --------   ---------       ---------       --------
                                                                $160,672   $  26,269       $   3,040       $137,443
                                                                ========   =========       =========       ========

GENZYME TRANSGENICS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(in thousands except per share data)


                                                                       PRO FORMA ADJUSTMENT
                                                              --------------------------------------

                                                                GENZYME        LESS:
                                                              TRANSGENICS    PRIMEDICA     PRO FORMA
                                                              CORPORATION  CORPORATION(3)    TOTAL
                                                              -----------  --------------  ---------
Revenues:
    Services                                                    $ 71,986      $71,986      $      0
    Sponsored research and development                            16,163                     16,163
                                                                --------      -------      --------
                                                                  88,149       71,986        16,163
Costs and operating expenses:
    Services                                                      59,724       59,724             0
    Research and development:                                                                     0
         Sponsored                                                15,619                     15,619
         Internal                                                  3,357                      3,357
    Selling, general and administrative                           20,135       10,988         9,147
    Equity in loss of joint ventures                               4,625                      4,625
                                                               ---------      -------      --------
                                                                 103,460       70,712        32,748
                                                               ---------      -------      --------

Loss from operations                                             (15,311)       1,274       (16,585)
Other income (expense):
    Interest income                                                3,779            9         3,770
    Interest expense                                              (1,813)        (812)       (1,001)
                                                               ---------      -------      --------
Loss from operations before income taxes                         (13,345)         471       (13,816)

Provision  for income taxes                                          248          247             1
                                                               ---------      -------      --------
Net Loss                                                         (13,593)         224       (13,817)

Dividend to preferred shareholders                                   (74)           0           (74)
                                                               ---------      -------      --------
Net loss available to common shareholders                      $ (13,667)     $   224      $(13,891)
                                                               =========      =======      ========

Net loss available per common share (basic and diluted)        $   (0.48)                  $  (0.49)
                                                               =========                   ========

Weighted average number of common shares
   outstanding (basic and diluted)                                28,373                     28,373


GENZYME TRANSGENICS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED ENDED JANUARY 2, 2000
(in thousands except per share data)


                                                                       PRO FORMA ADJUSTMENT
                                                              --------------------------------------
                                                                GENZYME        LESS:
                                                              TRANSGENICS    PRIMEDICA     PRO FORMA
                                                              CORPORATION  CORPORATION(3)    TOTAL
                                                              -----------  --------------  ---------
Revenues:
    Services                                                   $   54,959    $  54,959    $      0
    Sponsored research and development                             13,825                   13,825
                                                               ----------    ---------    --------
                                                                   68,784       54,959      13,825
Costs and operating expenses:
    Services                                                       46,602       46,602           0
    Research and development:                                                                    0
         Sponsored                                                 11,402                   11,402
         Internal                                                   3,690                    3,690
    Selling, general and administrative                            18,872       10,997       7,875
    Facility consolidation costs                                    1,245        1,245           0
    Equity in loss of joint ventures                                3,797                    3,797
                                                               ----------    ---------    --------
                                                                   85,608       58,844      26,764
                                                               ----------    ---------    --------

Loss from operations                                              (16,824)      (3,885)    (12,939)
Other income (expense):
    Interest income                                                    65            0          65
    Interest expense                                               (2,166)        (934)     (1,232)
    Other income                                                      484            0         484
                                                               ----------    ---------    --------

Loss from operations before income taxes                          (18,441)      (4,819)    (13,622)

Provision  for income taxes                                           320          320           0
                                                               ----------    ---------    --------

Net Loss                                                          (18,761)      (5,139)    (13,622)

Dividend to preferred shareholders                                 (1,497)           0      (1,497)
                                                               ----------    ---------    --------

Net loss available to common shareholders                      $  (20,258)   $  (5,139)   $(15,119)
                                                               ==========    =========    ========

Net loss available per common share (basic and diluted)        $    (1.02)                $  (0.76)
                                                               ==========                 ========

Weighted average number of common shares
   outstanding (basic and diluted)                                19,877                    19,877


GENZYME TRANSGENICS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED ENDED JANUARY 3, 1999
(in thousands except per share data)



                                                                       PRO FORMA ADJUSTMENT
                                                              --------------------------------------
                                                                GENZYME        LESS:
                                                              TRANSGENICS    PRIMEDICA     PRO FORMA
                                                              CORPORATION  CORPORATION(3)    TOTAL
                                                              -----------  --------------  ---------
Revenues:
    Services                                                  $  50,816      $ 50,816      $      0
    Sponsored research and development                           11,596                      11,596
                                                              ---------      --------      --------
                                                                 62,412        50,816        11,596
Costs and operating expenses:
    Services                                                     43,668        43,668             0
    Research and development:                                                                     0
         Sponsored                                               10,486                      10,486
         Internal                                                 6,155                       6,155
    Selling, general and administrative                          16,184        10,103         6,081
    Equity in loss of joint ventures                              4,285                       4,285
                                                              ---------      --------      --------
                                                                 80,778        53,771        27,007
                                                              ---------      --------      --------

Loss from operations                                            (18,366)       (2,955)      (15,411)
Other income (expense):
    Interest income                                                 280             0           280
    Interest expense                                             (1,379)       (1,128)         (251)
    Other income                                                    100             0           100
                                                              ---------      --------      --------

Loss from operations before income taxes                        (19,365)       (4,083)      (15,282)

Provision  for income taxes                                         225           264           (39)
                                                              ---------      --------      --------

Net Loss                                                        (19,590)       (4,347)      (15,243)

Dividend to preferred shareholders                               (1,156)            0        (1,156)
                                                              ---------      --------      --------

Net loss available to common shareholders                     $ (20,746)     $ (4,347)     $(16,399)
                                                              =========      ========      ========

Net loss available per common share (basic and diluted)       $   (1.15)                   $  (0.91)
                                                              =========                    ========

Weighted average number of common shares
   outstanding (basic and diluted)                               17,979                      17,979


Notes to the Unaudited Pro Forma
Condensed Consolidated Financial
Statements

The pro forma adjustments to the unaudited pro forma condensed consolidated financial statements, assuming this transaction occurred on January 3, 2000, are as follows:

(1) Adjustment to reflect the balance sheet of Primedica Corporation sold as part of the transaction.
(2) Adjustment to record the cash proceeds of $26 million, net of accrued costs related to employee severance and option acceleration charges, professional fees and other costs related to the transaction which amounted to $2.188 million, and common stock of Charles River of $16.5 million consideration received from the sale of the $37.272 million net assets of Primedica at December 31, 2000 resulting in a gain of $3.404 million, which is shown as an increase to shareholders' equity.
(3)  Adjustment to eliminate results of operations of Primedica Corporation.

         (c)      Exhibits

         2.1 Stock Purchase Agreement dated as of February 6, 2001, among Charles River, Primedica, TSI and GTC. The last page of this exhibit is a list identifying the contents of the schedules or exhibits referred to in the Stock Purchase Agreement which are omitted from this pursuant to Item 601(b)(2) of Regulation S-K. GTC hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2001          GENZYME TRANSGENICS CORPORATION


                                By: /s/ John B. Green
                                   -----------------------------------------
                                   John B. Green
                                   Vice President, Finance, Chief Financial
                                    Officer

                                  EXHIBIT INDEX

Exhibit
   No.     Description
-------    -----------

2.1 Stock Purchase Agreement dated as of February 6, 2001, among Charles River, Primedica, TSI and GTC. The last page of this exhibit is a list identifying the contents of the schedules or exhibits referred to in the Stock Purchase Agreement which are omitted from this pursuant to Item 601(b)(2) of Regulation S-K. GTC hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.